SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

ENERGENX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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6200 E. Commerce Loop
Post Falls, ID 83854

July 9, 2007

Dear Shareholders,

I am pleased to report the following key milestones we achieved in late 2006 and during the first two quarters of 2007:

•
In August 2006 we built and began field testing a prototype of a Battery Charge Control Unit for use with residential solar and wind powered electric systems. The Charge Control System is a 12 and 24 volt variation of the Potential Battery Charger that uses digital circuitry to monitor and switch between two banks of batteries.

•
On October 25, 2006, GTG Corp., the licensee of our Potential Battery Charger technology, received notice that the engineering investigation of the 36 volt Potential Battery Charger had been completed by UL. However, before the Potential Battery Charger receives full UL certification and it can be shipped with the UL mark affixed, UL must do an initial production inspection at GTG Corp.’s designated manufacturing location.

•	In April 2007 we delivered a new forklift cart version of the 36/48 volt of our Potential Battery Charger to GTG Corp. for testing and potentially for further UL assessment, testing and certification.

•
On May 10, 2007, we received exchange clearance from the NASD for quotation of the Energenx common stock on the Over-the-Counter Bulletin Board (“OTCBB”). Energenx’s common stock is now trading on the OTCBB under the stock symbol “EENX”.

Our management team is excited about the opportunities ahead and we remain committed to completing our product development process and positioning our company for growth and improved operating performance.

Sincerely, /s/ Gary Bedini Gary Bedini Chief Executive Officer Energnex, Inc.
* * *

The statements in this Letter to Energenx Shareholders that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, we have a large accumulated deficit and may never become profitable; we currently have no products available for sale and we may never be successful in developing products suitable for commercialization; we cannot assure you that we will have future revenue or operating profits; we do not currently have the capability to undertake manufacturing, marketing, or sales of any potential products; our business could be harmed if we fail to protect our intellectual property; the markets in which we seek to participate are intensely competitive and many of our competitors are better capitalized and have more experience than we do there is currently a very limited market for our common stock; and the price of our stock may experience considerable volatility. All forward-looking statements included in this document are based on information available to the company on the date hereof, and the company assumes no obligation to update any such forward-looking statements. It is important to note that actual outcomes could differ materially from those in such forward-looking statements. Readers should also refer to the cautionary statements in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of documents filed by the company with the Securities and Exchange Commission, specifically the company’s annual report on Form 10-KSB/A for year ending December 31, 2006 filed on April 20, 2007 and the first quarter 2007 report on Form 10-QSB filed on May 15, 2007.

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 27, 2007

Dear Shareholder:

You are cordially invited to the 2007 Annual Meeting of Stockholders of Energenx, Inc., a Nevada corporation. The Annual Meeting will be held at 6200 E. Commerce Loop, Post Falls, Idaho 83854 at 4:30 p.m. on July 27, 2007, or at any and all adjournments thereof, for the following purposes:

1.	To elect six directors to our Board of Directors to hold office until our 2008 Annual Meeting of Stockholders or until their successors are duly elected;
2.	To ratify the appointment by our Board of Directors of Williams & Webster, P.S. as our independent accountants for our fiscal year ending December 31, 2007; and
3.	To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record, as shown on the Energenx transfer books, at the close of business on June 26, 2007 will be entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at our executive offices for a period of at least 10 days preceding the Annual Meeting.

Whether or not you expect to be present, please sign, date and return the enclosed proxy sheet in the enclosed pre-addressed envelope as soon as possible. No postage is required if the enclosed envelope is used and mailed in the United States.

By Order of the Board of Directors /s/ Gary A. Bedini Gary A. Bedini President & Chief Executive Officer

July 9, 2007

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT

PROXY STATEMENT FOR ANNUAL MEETING
TO BE HELD JULY 27, 2007

GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors of Energenx, Inc. with its principal executive offices at 6200 E. Commerce Loop, Post Falls, Idaho 83854 to be voted at the 2007 Annual Meeting of Stockholders to be held on July 27, 2007, and any adjournment thereof. When a proxy is properly executed and returned to Energenx in time for the Annual Meeting, the shares it represents will be voted by the proxy holders in accordance with the instructions given in the proxy. If no direction is given in the proxy, the votes represented thereby will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to Energenx stockholders for approval. With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment. Holders of common stock are not entitled to cumulative voting rights. A majority of the shares of common stock entitled to vote present in person or represented by proxy at the Annual Meeting is required for the election of directors and the approval of other proposals. This Proxy Statement and the accompanying proxy are being sent to stockholders on or about July 10, 2007.

HOLDERS OF RECORD, QUORUM

Holders of record of our shares of common stock, par value $0.001 per share (“Common Stock”), our only class of voting securities, at the close of business on June 26, 2007 are entitled to vote at the Annual Meeting. There were 29,697,276 shares of Common Stock outstanding as of the record date. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders are entitled to cast one vote per share on each matter presented for consideration by the stockholders. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Annual Meeting.

PROXY REVOCATION PROCEDURE

A stockholder who has been given a proxy may revoke it at any time prior to its exercise by written notice of revocation given to our Chief Executive Officer, Gary Bedini, by executing and delivering to Mr. Bedini, at the address set forth above, a written revocation of such proxy, or by executing a proxy dated as of a later date than the enclosed proxy; provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy before the vote is taken, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself revoke a proxy.

ABSTENTIONS

Abstentions will be deemed to be present at the Annual Meeting for purposes of determining a quorum. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Votes withheld from any nominee for election as a director, abstentions and broker “non-votes” are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting, and votes withheld will not be counted toward the achievement of a plurality. For ratification of the appointment of our independent auditors, the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter is required for approval. The vote on each proposal submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present and voting on each proposal. Broker non-votes are not considered for the particular proposal and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such proposal by reducing the total number of votes from which the majority is calculated.

PROXY SOLICITATION

Energenx will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock. Energenx will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies for such meeting.

In addition to soliciting proxies by mail, the officers, directors and employees of Energenx, without receiving additional compensation, may solicit proxies personally, or by telephone, email or other forms of communication, including by fax. We have not retained a proxy solicitation firm, and instead, will use our own best efforts to solicit as many proxies as practicable in the time available before the Annual Meeting.

PROXY COMMITTEE

Our Board of Directors has appointed a Proxy Committee consisting of Gary Bedini, President and CEO, and John Bedini, Vice President for Product Development, in whose names the proxies are solicited on behalf of Energenx and the Board of Directors. The Annual Meeting will be chaired and conducted by Gary Bedini.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors

Our business is managed under the direction of our Board of Directors. The Board of Directors has designated as nominees for election all six of the directors currently serving on the Board. See “Nominees for Director” below for profiles of the nominees. After the election of six directors at the meeting, Energenx will have six directors.
All of the nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends. We have no reason to believe that any nominee will be unavailable.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED BELOW. The holders of our Common Stock are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date. As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees. Except to the extent that a stockholder withholds votes from any and all nominees, the persons named in the proxy, in their sole discretion, will vote such proxy for the election of the nominees listed below. The six nominees who receive the most votes shall be elected as directors. Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

Nominees for Director

The following persons have been nominated by the Board of Directors for election to the Board of Directors:

Name	Age	Position

Gary A. Bedini	55	Director, President & Chief Executive Officer
John C. Bedini	58	Director, Vice President
Thomas E. Bearden, Ph.D.	78	Director
Hans Werner Huss	64	Director
Marvin Redenius	43	Director
Rick M. Street	50	Director, Chief Financial Officer, Treasurer, Secretary
_____________
Directors elected at this annual meeting will serve until the next annual meeting. The nominees for directors and their qualifications are set forth below.

Gary A. Bedini. Gary Bedini and his brother John Bedini were co-founders of Energenx, previously named Bedini Technology, Inc. Gary Bedini has served as a director and President & CEO of Energenx since September 1999. At the 2006 Annual Meeting of Stockholders held on July 14, 2006 Gary Bedini was reelected as a director of Energenx to serve until the 2006 Annual Meeting of Stockholders. At a Board Meeting on July 14, 2006, Gary Bedini was reelected as President and Chief Executive Officer of Energenx to serve until the Board of Directors meeting to be held as soon as possible after the 2007 Annual Meeting of Stockholders. Mr. Gary Bedini has over 25 years experience in consumer electronics industry. Gary Bedini was a co-founder of Bedini Electronics, Inc. with his brother John Bedini. Mr. Bedini possesses a broad knowledge of procurement, manufacturing, distribution, advertising and sales. Mr. Bedini was instrumental in securing numerous state of the art trade reviews and the 1996 Golden Note Award, given to the most innovative audio products. As a member of H.E.A.A. (Hi End Audio Association) he has participated in numerous efforts to promote and enhance the industries availability into export markets.

Rick M. Street.  Rick Street has served as a director of Energenx since November 2001. Mr. Street has served as Chief Financial Officer, Treasurer and Secretary of Energenx since June 2002. At the 2065 Annual Meeting of Stockholders held on July 14, 2006 Rick Street was elected as a director of Energenx to serve until the 2007 Annual Meeting of Stockholders. At a Board Meeting on July 14, 2006, Rick Street was re-elected as Chief Financial Officer, Treasurer and Secretary of Energenx to serve until the Board of Directors meeting to be held as soon as possible after the 2007 Annual Meeting of Stockholders. Rick Street, CPA, CIA has 21 years of management experience in accounting, auditing, development of management information systems, maintaining fully integrated computerized accounting programs designed for small businesses and experienced in all aspects of small business management. From 2002 until present he has been teaching accounting at North Idaho College, Gonzaga University and Spokane Community College. He currently holds a fulltime tenure track position at Spokane Community College and is a principal of an accounting practice in Spokane Washington. From 1996 to 2001 he was the Director of Internal Auditing for the Coeur d’Alene Casino & Resort in Worley, Idaho. From 1991 to 1996, Mr. Street was the controller of the Athletic Round Table, Inc., a non-profit charitable organization. Mr. Street received a Bachelor of Arts in Business Administration (accounting) in 1991 from Eastern Washington University and a Masters in Accountancy from Gonzaga University in 2003. He is a Member of the Washington State Society of Certified Public Accountants and a Member of the Institute of Internal Auditors and Chapter Secretary of the Spokane IIA Chapter.

John C. Bedini. John Bedini and his brother Gary Bedini were co-founders of Energenx, previously named Bedini Technology, Inc. John Bedini has been a director, Vice President of Energenx since September 1999. At the 2006 Annual Meeting of Stockholders held on July 14, 2006 John Bedini was re-elected as a director of Energenx to serve until the 2007 Annual Meeting of Stockholders. At a Board Meeting on July 14, 2006, John Bedini was reelected as Vice President for Research and Development of Energenx to serve until the Board of Directors meeting to be held as soon as possible after the 2007 Annual Meeting of Stockholders. Mr. John Bedini is a scientist and well-known inventor. His work has produced many innovative audio products that have been marketed over a 25-year period to the audio electronics industry. Mr. Bedini has also developed a variety of products and technically innovative products for several different industries. His inventions include the BEDINI line of audio amplifiers, Bedini Audio Spacial Environment (B.A.S.E.), the Bedini Clarifier products, the Binaural Audio and several instruments for the medical industry. He has been awarded many patents related to his various inventions. Mr. Bedini has received broad industry recognition including designation as Distinguished Scientist of the year by the Association of Distinguished American Scientists. He is a graduate of Bell and Howell Institute of Technology.

Thomas E. Bearden, Ph.D. Thomas Bearden has served as a director of Energenx since June 2001. At the 2006 Annual Meeting of Stockholders held on July 14, 2006 Mr. Bearden was reelected as a director of Energenx to serve until the 2007 Annual Meeting of Stockholders. Thomas Bearden is a member of the Scientific Advisory Board of Energenx. Tom Bearden is a research scientist, inventor, consultant, and holds a Ph.D. (Trinity University) in Science, a M.S. (Georgia Tech) in Nuclear Engineering, and a B.S. (Northeast Louisiana State) in mathematics. Dr. Bearden is a Director of the Association of Distinguished American Scientists (ADAS), a Fellow Emeritus of the Alpha Foundation's Institute for Advanced Study (AIAS), CEO of CTEC, Inc., a private research and development company based in Huntsville, Alabama and serves as a member on the board of directors of two private companies.

Marvin Redenius. Marvin Redenius has served as a director of Energenx since his appointment to the board in March 2004. At the 2006 Annual Meeting of Stockholders held on July 14, 2006 Mr. Redenius was reelected as a director of Energenx to serve until the 2007 Annual Meeting of Stockholders. Since 1990, Mr. Redenius has been the owner of Farm Advantage, Inc., an agriculture supply company operating in the mid-western U.S. Farm Advantage supplies innovative agricultural products and services. The company warehouses and distributes products from North Central, Iowa and has annual sales in excess of 40 million dollars. Mr. Redenius also owns and operates Northern National Trucking, Inc., which consists of a fleet of 30 tractor trailers. Mr. Redenius and his family also own and operate Cristina Corp, a farm corporation. Mr. Redenius also owns GTG Corporation, which invests in early stage technology based companies.

Hans Werner Huss. Hans Werner Huss has served as a director of Energenx since January 2002. At the 2006 Annual Meeting of Stockholders held on July 14, 2006 Mr. Huss was reelected as a director of Energenx to serve until the 2007 Annual Meeting of Stockholders. Mr. Huss graduated Diplom Ingenieur Electrical Engineering, with emphasis on Electronics, from the Technical University in Munich, Germany. He currently serves as President and Chairman of a new technology company Integrated Micrometallurgical Systems, Inc. based in Spokane, Washington. He is also involved in Consulting for several other start-up companies with promising new technologies, advising them in business and marketing matters. Previously, he has served in many functions in different companies in the U.S. and in Europe, most notably in executive positions of several high tech companies in different industries, such as: President, Euromissile G.I.E. in Paris, France (a management and sales company for missile systems in the EADS Group - European Aeronautics Defense and Space Company); President, MEADS International, Inc., in Orlando/Florida (tri-national management company for the Medium Extended Air Defense System, under contract from NAMEADSMA, the NATO agency in Huntsville, AL, managing this tri-national system under joint development in the U.S., Germany, and Italy); President, Magnetic Transit of America, Inc., in Los Angeles, CA (engineering and marketing company for a Mag-Lev Transportation system for inner urban use; a subsidiary of AEG/Daimler-Benz); General Manager of IBCOL Technical Services GmbH, in Munich, Germany (internationally operating marketing and sales company mainly in the fields of aircraft, aircraft parts, transportation systems, security and surveillance systems, medical systems); and, Program Manager for a mobile air defense system at Euromissile, Paris, France and at MBB, Munich, Germany.

Gary Bedini is John Bedini’s brother. There are no other family relationships between any of the officers and directors.

Information Concerning the Board of Directors and Committees Thereof

The Board of Directors of Energenx has not constituted any audit, nominating, governance or other board committees. The functions of such committees are performed by the Board of Directors.

The Board of Directors considers director nominees based on the need to fill vacancies or to expand the Board, and also considers need to fill particular roles on the Board (e.g. independent director, financial expert, etc.) and evaluate candidates in accordance with its policies regarding director qualifications, qualities and skills. The Board of Directors does not currently have a policy with regard to the consideration of any director candidates recommended by stockholders. Given that Energenx is a small development stage corporation the Board of Directors has not deemed it timely to create board committees and develop policies with regard to stockholder nomination of director candidates.

During the year ended December 31, 2006, the Board of Directors met on one occasion, excluding two unanimous written consents. Each director attended or participated in 75% or more of the meetings held by the Board of Directors, except for Thomas Bearden and Rick Street, who each missed the one meeting held in 2006.

Compensation of Directors

The non-employee directors of Energenx (Messrs. Bearden, Huss, Street and Redenius) were not paid for attending board meetings in 2006, nor were any of the non-employee directors granted stock options in fiscal year 2006.

Director Independence

The Board of Directors has determined that three of its members are currently “independent directors” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers. Our independent directors include: Thomas Bearden, Marvin Redenius and Hans Werner Huss.

Stockholder Communications with the Board of Directors

We have not provided a formal process related to stockholder communications with the Board of Directors. Any stockholder who desires to contact the Board of Directors or specific members of the Board may do so by writing to: The Board of Directors, Energenx, Inc., 6200 E. Commerce Loop, Post Falls, Idaho 8385.

Vote Required

The holders of our Common Stock are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date. As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees. Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned five nominees. If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the Annual Meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy. Directors will be elected at the Annual Meeting by a plurality of the votes cast. Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED ABOVE (ITEM 1 ON THE ENCLOSED PROXY CARD).

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF WILLIAMS & WEBSTER, P.S.
AS INDEPENDENT AUDITORS OF THE COMPANY

INDEPENDENT PUBLIC ACCOUNTANTS

Williams & Webster, P.S. has served as the independent auditors of Energenx and its predecessor company Bedini Technology, Inc. since 1999. On June 25, 2007, the Board of Directors, subject to stockholder ratification, approved the continued appointment of Williams & Webster, P.S., independent auditors, to audit our financial statements for the 2007 fiscal year.

Changes in Independent Public Accountants

On December 27, 2004 Energenx and Edward II, Inc., a Nevada corporation and a reporting company under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), entered into an Acquisition Agreement and Plan of Merger (the “Acquisition Agreement”) whereby Energenx acquired all of the outstanding shares of common stock of Edward II from its sole shareholder in exchange for payment of cash at a per share price equal to the par value of $0.001. Energenx was the surviving corporation in the transaction and its officers and directors became those of the surviving corporation. The sole director and officer of Edward II resigned on the effective date of the merger. Edward II was a blank check company incorporated in March 2004, and had no business activities prior to the date of the Acquisition Agreement. Pursuant to Rule 12g-3 of the Exchange Act Energenx is the successor issuer to Edward II for reporting purposes under the Exchange Act.

On January 28, 2005, the board of directors of Energenx, Inc. unanimously passed resolutions dismissing the independent accounting firm Beckstead and Watts, LLP, Certified Public Accountants, 3340 Wynn Road, Suite B, Las Vegas, Nevada 89102 and appointing the independent accounting firm Williams & Webster, PS., Certified Public Accountants, 601 W. Riverside, Suite 1940, Spokane, Washington 99201 to audit the financial statements of Energenx for the year ending December 31, 2004. The board of directors dismissed the accounting firm Beckstead and Watts because that firm had performed the audits for Edward II, Inc., the blank check reporting company that Energenx merged with on December 28, 2004 and was not familiar with the business of Energenx, the surviving corporation.

In its audit of Edward II, Beckstead and Watts had expressed substantial doubt about the ability of Edward II, Inc. the blank check pre-merger corporation, to continue as a going concern because Edward II, Inc. had had limited operations at the time of the audit and had not commenced planned principal operations. Beckstead and Watts’ report on the audited financial statements of Edward II did not contain an adverse opinion or a disclaimer of opinion nor was it modified as to uncertainty, audit scope, or accounting principles, except for the going concern paragraph. There were no disagreements at the most recent fiscal year end and any subsequent interim period through the date of dismissal with Beckstead and Watts concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure by either Edward II or Energenx. As Energenx was the surviving corporation in the merger transaction the board of directors decided that the independent auditors of the pre-merger corporation Energenx, Williams & Webster, PS., should continue in that capacity.

On January 28, 2005, the board of directors of Energenx, Inc. unanimously passed resolutions appointing the independent accounting firm Williams & Webster, PS., Certified Public Accountants, 601 W. Riverside, Suite 1940, Spokane, Washington 99201 to audit the financial statements of Energenx for the year ending December 31, 2004.

Appointment of Williams & Webster as our independent accountant in January 2005 was approved by our Board of Directors, which undertook the following actions before the appointment of the accountant:

1	The Board verified that the accountant was in good standing within the jurisdiction of its practice in the state of Washington.

2	The Board verified that the accountant was a member in good standing of the Public Accountancy Oversight Board (PAOB).

3
The Board verified that the accountant was capable of exercising objective and impartial judgment on all issues encompassed within its potential engagement, and that no member of the firm had any interest or relationship with any officer, director or principal shareholder.

Audit services of Williams & Webster, P.S. include the examination of our financial statements and services related to filings with the Securities and Exchange Commission.

The Board of Directors, or any audit committee subsequently constituted, intends to meet with Williams & Webster, P.S. on a quarterly or more frequent basis. At such times the Board of Directors or audit committee thereof, will review the services performed by Williams & Webster, P.S., as well as the fees charged for such services.

Fees Billed to Energenx by Williams & Webster, P.S. during Fiscal Year 2006.

Audit Fees. Aggregate fees billed for professional services rendered by Williams & Webster in connection with its audit of Energenx’s financial statements as of and for the years ended December 31, 2006, and 2005, its reviews of Energenx’s unaudited condensed consolidated interim financial statements, and for SEC consultations and filings were $20,226 and $17,497 , respectively.

Tax Fees - We paid Williams & Webster, P.S. $450 for the fiscal year 2006 for professional services rendered for tax compliance. We did not incur any fees and expenses from Williams & Webster, P.S. for the fiscal year 2005 for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees - We did not incur any other fees and expenses from Williams & Webster, P.S. for the fiscal years 2005 and 2006 annual audits.

Vote Required

Submission of the appointment of Williams & Webster, P.S. as our independent auditors for the fiscal year ending December 31, 2007 is not required. However, the Board of Directors will reconsider the appointment if it is not approved by stockholders. The appointment will be deemed ratified if a majority of the shares of Common Stock present, either in person or by proxy, and voting on the matter, votes in favor of the proposal. Representatives from the principal accountant for the current year are not expected to be present at the annual meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF WILLIAMS & WEBSTER, P.S. AS INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007 (ITEM NO. 2 ON THE PROXY CARD).

EXECUTIVE COMPENSATION

Executive Officers

The executive officers of the Company are Gary A. Bedini, President and Chief Executive Officer, Rick M. Street, Chief Financial Officer, Secretary and Treasurer, and John C. Bedini, Vice President.

A. Summary Compensation Table

The table below sets forth the aggregate annual and long-term compensation paid by us during our last two fiscal years ended December 31, 2005 and December 31, 2006 to our Chief Executive Officer and our Vice President (collectively the “Named Executive Officers”). None of the other executive officers of Energenx had an annual salary and bonus for fiscal year 2006 that exceeded $100,000.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Non-Qualified Deferred Compen-sation Earnings ($) (h)	All other Compen-sation ($) (i)	Total ($) (j)
Gary A. Bedini Pres. & CEO, Dir.	2006	123,214	0	0	0	0	0	0	123,214
	2005	104,932	0	0	0	0	0	0	104,932
John Bedini Vice Pres., Dir.	2006	127,282	0	0	0	0	0	0	127,282
	2005	122,924	0	0	0	0	0	0	122,924

B.	Narrative Disclosure to Summary Compensation Table

Neither Gary Bedini or John Bedini have entered into formal written employment agreements with Energenx. Each is employed on an at will basis with a base salary but with any bonus or option compensation at the discretion of the uninterested members of the board of directors. To date no bonus or option compensation has been granted to either Named Executive Officer. In 2006 Gary Bedini’s annual salary was set at $132,306, but was revised downward to $81,602 in November 2006, resulting in actual salary compensation received in 2006 of $123,214. John Bedini’s annual salary for 2006 was initially set at $136,853 but was also revised downward in November 2006 to $77,418, resulting in actual salary paid of $127,282.

C.	Outstanding Equity Awards at Fiscal Year End

		Option Awards					Stock Awards
								Equity	Equity
			Equity					Incentive	Incentive
			Incentive					Plan	Plan
			Plan					Awards:	Awards:
			Awards					Number of	Market or
			Number of			Number	Market	Unearned	Payout
	Number of	Number of	Securities			of Shares	Value of	Shares,	Value of
	Securities	Securities	Underlying			or Units of	Shares of	Units or	Unearned
	Underlying	Underlying	Unexer-			Stock	Units of	Other	Shares
	Unexercised	Unexercised	cised	Option	Option	That	Stock That	Rights That	Units or
	Options	Options	Unearned	Exercise	Expira-	Have Not	Have Not	Have Not	Other
	(#)	(#)	Options	Price	tion	Vested	Vested	Vested	Rights
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	That Have
Not Vested
($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
G. Bedini	0	0	0	0	0	0	0	0	0
J. Bedini	0	0	0	0	0	0	0	0	0

There were no option grants to our Named Executive Officers in 2006. No option grants have been made to any of our named executive officers under the Energenx 1999 Stock Option Plan, or outside of that Plan, to date.

D.	Compensation of Directors

Name	Fees Earned	Stock Awards	Option	Non-Equity	Change in	All other	Total
	or Paid in	($)	Awards	incentive	Pension	Compensa-	($)
	Cash ($)		($)	Plan Com-	Vslue and	tion
				pensation	Nonqualified	($)
				($)	Deferred
					Compensation
					Earnings
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Bearden	0	0	0	0	0	0	0
Huss	0	0	0	0	0	4500 (1)	4500
Redenius	0	0	0	0	0	0	0
Street	0	0	0	0	0	0	0
(1) Hans Werner Huss was paid $4,500 in 2006 as a consultant to Energenx for services involving drafting an updated business plan.

Employment Contracts with Executive Officers and Termination of Employment and Change-in-Control Arrangements

Energenx does not have an employment contract with its Named Executive Officer or any of its executive officers.

We do not have any arrangements with our Named Executive Officer or any of our other executive officers triggered by termination of employment or change in control.

Section 16(a) Beneficial Ownership Reporting Compliance.

Two reports on Form 4 filed on behalf of Marvin Redenius, Director, were filed late during January and November 2006 concerning the receipt of subscription receivables pursuant to a Subscription Agreement between Energenx and Marvin Redenius dated September 30, 2005.

Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth certain information regarding beneficial ownership of our common stock as of March 28, 2007 (a) by each person known by us to own beneficially 5% or more of any class of our common stock, (b) by each of our executive officers and directors and (c) by all executive officers and directors of Energenx as a group. As of March 28, 2007 there were 29,697,276 shares of our common stock issued and outstanding. The numbers of shares beneficially owned include shares of common stock which the listed beneficial owners have the right to acquire within 60 days of March 28, 2007 upon the exercise of all options and other rights beneficially owned on that date. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all the shares beneficially owned by them.

Name and, as Appropriate,
Address of	Amount and Nature of
Beneficial Owner (1)	Beneficial Owner	Percent of Common Stock

Gary A. Bedini (2)	3,592,000	12.10%

John C. Bedini (3)	5,658,000	19.05%

Rick M. Street (4)	250,000	*

Marvin Redenius (5)	7,800,000	26.27%

Thomas E. Bearden (6)	320,402	1.08%

Hans Werner Huss (7)	200,000	*

All directors and executive officers (six persons) as a group	17,820,402	60.00%

Thomas G. Walsh (8) 1027 Sherman Avenue Coeur D’Alene, Idaho 83814	1,867,638	6.29%

Frank & Judith Ten Thy (9) 3605 Broken Arrow Road Coeur D’Alene, Idaho 83815	1,632,588	5.50%

* Less than 1%.

(1)	Unless otherwise indicated, the address of each of the listed beneficial owners identified above is c/o 6200 E. Commerce Loop, Post Falls, Idaho 83854.

(2)	Gary A. Bedini. Includes 3,592,000 shares of common stock held by Gary Bedini.

(3)	John C. Bedini. Includes 5,658,000 shares of common stock held by John Bedini.

(4)	Rick M. Street. Includes 250,000 shares of common stock held by Rick Street.

(5)	Marvin Redenius. Includes 7,800,000 shares of common stock held by Marvin Redenius.

(6)	Thomas E. Bearden. Includes 320,402 shares of common stock held by Thomas Bearden.

(7)	Hans Werner Huss. Includes 200,000 shares of common stock held by Hans Werner Huss.

(8)	Thomas G. Walsh. Includes 1,867,638 shares of common stock held by Thomas G. Walsh.

(9)	Frank and Judith Ten Thy. Includes 1,632,588 shares of common stock held in the name of the Frank Ten Thy and Judith Ten Thy Family Trust.

Legal Proceedings.

To the best knowledge of the management of Energenx, no director, officer, affiliate of Energenx, owner of record or beneficially of more than 5% of any class of securities of Energenx, or security holder is a party adverse to Energenx or has a material interest adverse to Energenx in any material legal proceeding.

Certain Relationships and Related Transactions.

During the years ended December 31, 2006 and 2005, Energenx paid expenses on behalf of Bedini Electronics, Inc., a company privately owned by two officers of Energenx. At the same time, Bedini Electronics, Inc. paid some of the expenses of Energenx. This was done as the two companies shared joint office space and split certain expenses. In addition, in April 2005, Energenx loaned Bedini Electronics $4,000 in cash for operations. This related loan, which bears interest of 6%, is payable in monthly installments of $352. At December 31, 2006, the unpaid loan balance from Bedini Electronics was $2,037. No principal or interest was paid on this loan during 2006. The aggregate net amount owing from Bedini Electronics at December 31, 2006 and 2005 was $11,229 and $10,176, respectively.

On September 30, 2005, Energenx entered into a Subscription Agreement with Marvin Redenius., a member of the Board of Directors of Energenx. Pursuant to the Subscription Agreement Marvin Redenius agreed to purchase 3,000,000 shares of common stock of Energenx for a purchase price of $1,500,000. The purchase of the 3,000,000 shares was completed on January 23, 2007 with the receipt of the final $500,000 from Marvin Redenius. The purchase price of the shares was set by the board of directors, excluding Marvin Redenius, pursuant to the recommendation of management. The purchase price of the shares is higher than that obtained by Energenx in its most recent private placements. Marvin Redenius largely owns and controls GTG Corp., an Iowa based corporation that signed an Exclusive Technology License Agreement on December 1, 2004 with Energenx, pursuant to which Energenx granted GTG Corp. an exclusive license in the area of North America (the United States, Canada and Mexico) to proprietary Energenx technology relating to a battery charging system, known as the Potential Battery Charger, for charging battery operated vehicles, excluding automobiles.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be acted on at the Annual Meeting other than the matters described above. However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Proposals which are the proper subject for inclusion in the proxy statement and for consideration at an annual meeting may be presented by stockholders. In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1% of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date the stockholder submits the proposal. In addition, the stockholder must continue to hold those securities through the date of the meeting. Under current SEC rules, to be included in Energenx’s proxy statement and proxy card, any proposal by a stockholder intended to be presented at the 2007 annual meeting of stockholders must be received by Energenx, subject to certain exceptions, no later than February 6, 2007. Any such proposal, including any accompanying supporting statement, may not exceed 500 words. Such proposal should be addressed to the Chief Executive Officer of the Company, Gary Bedini. In addition, the proxy solicited by the Board of Directors for the 2008 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal raised at the 2008 annual meeting of stockholders that is not described in the 2008 proxy statement unless the Company has received notice of such proposal on or before the close of business on April 22, 2008. However, if the Company determines to change the date of the 2008 annual meeting of stockholders more than 30 days from July 27, 2008, the Company will provide stockholders with a reasonable time before the Company begins to print and mail its proxy materials for the 2008 annual meeting of stockholders in order to allow stockholders an opportunity to make proposals in accordance with the rules and regulations of the SEC.
ANNUAL REPORT

If you wish to receive a copy of our Annual Report on Form 10-KSB/A for the year ended December 31, 2006 with the proxy material, a copy of the Form 10-KSB/A will be made available (without exhibits), free of charge, to interested stockholders upon written request to Gary A. Bedini, President and Chief Executive Officer, 6200 E. Commerce Loop, Post Falls, Idaho 83854, telephone (212) 645-7704. The Annual Report on Form 10-KSB/A, including exhibits, are also available online at the Securities and Exchange Commission’s EDGAR website at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Gary A. Bedini
Gary A. Bedini
President & Chief Executive Officer

July 9, 2007

APPENDICES

Form of Proxy

PROXY

The undersigned shareholder of Energenx, Inc. hereby appoints Gary Bedini and John Bedini, and each of them, as proxy holders of the undersigned to attend the 2007 Energenx Annual Meeting to be held on July 27, 2007, and any adjournment thereof, with authority to act and vote at the meeting for and on behalf of the undersigned and directs the proxy holders to vote the common shares held by the undersigned with respect of the matters indicated below as follows. You may withhold your authority to vote for any Director nominee by marking the box “withhold.”

ELECTION OF DIRECTORS

Gary A. Bedini

_______ FOR	_______ AGAINST	_______ WITHHOLD

John C. Bedini

_______ FOR	_______ AGAINST	_______ WITHHOLD

Thomas E. Bearden

_______ FOR	_______ AGAINST	_______ WITHHOLD

Ricky M. Street

_______ FOR	_______ AGAINST	_______ WITHHOLD

Hans Werner Huss

_______ FOR	_______ AGAINST	_______ WITHHOLD

Marvin Redenius

_______ FOR	_______ AGAINST	_______ WITHHOLD

PROPOSAL NUMBER TWO: To ratify the appointment of Williams & Webster, P.S. as independent auditors of the Energenx financial statements for the fiscal year ending December 31, 2007.

_______ FOR	_______ AGAINST	_______ ABSTAIN

PLEASE SIGN AND DATE BELOW
INSTRUCTION: Please sign your name exactly as it appears on your stock certificate. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If a corporation, please sign in full corporate name by the duly authorized officer. If a partnership, please sign in partnership name by an authorized person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE TODAY. THIS REPLACES AND REVOKES ANY OTHER PROXIES YOU MAY HAVE BEEN PRESENTED.

Executed this ____day of _________, 2007.

_________________________________
Signature of Shareholder

_________________________________
Name of Shareholder

Address

Share Certificate No. _____________________
Number of Shares voted: __________________